PROSPECTUS

MONEY MARKET FUNDS                                           CLASS A AND
U.S. TREASURY SECURITIES MONEY MARKET FUND                 CLASS B SHARES
TAX-EXEMPT MONEY MARKET FUND
PRIME OBLIGATION MONEY MARKET FUND                         APRIL 30, 2001

FIXED INCOME FUNDS
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
FIXED INCOME FUND
PENNSYLVANIA MUNICIPAL SECURITIES FUND
NEW JERSEY MUNICIPAL SECURITIES FUND
HIGH YIELD BOND FUND

EQUITY AND BALANCED FUNDS
BALANCED FUND
EQUITY INCOME FUND
EQUITY INDEX FUND
EQUITY VALUE FUND
EQUITY GROWTH FUND
INTERNATIONAL EQUITY FUND


INVESTMENT ADVISOR
FLEET INVESTMENT ADVISORS INC.

                                                         [graphic omitted]
                                                         The Pillar Funds
                                                    YOUR INVESTMENT FOUNDATION
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.


ABOUT THIS PROSPECTUS

The Pillar Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A and Class B Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Class A and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.


CLASS A SHARES
-    Front-end sales charge (except for the Money Market Funds)
-    12b-1 fees
-    $1,000 minimum initial investment

CLASS B SHARES
-    Contingent deferred sales charge
-    Higher 12b-1 fees and shareholder servicing fees
-    $1,000 minimum initial investment
-    Automatic conversion to Class A Shares after 8 years

[graphic omitted]
PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                         Page

U.S. TREASURY SECURITIES MONEY MARKET FUND .............   2

TAX-EXEMPT MONEY MARKET FUND ...........................   4

PRIME OBLIGATION MONEY MARKET FUND .....................   6

INTERMEDIATE-TERM GOVERNMENT
      SECURITIES FUND ..................................   9

FIXED INCOME FUND ......................................  12

PENNSYLVANIA MUNICIPAL SECURITIES FUND .................  15

NEW JERSEY MUNICIPAL SECURITIES FUND ...................  17

HIGH YIELD BOND FUND ...................................  19

BALANCED FUND ..........................................  22

EQUITY INCOME FUND .....................................  25

EQUITY INDEX FUND ......................................  28

EQUITY VALUE FUND ......................................  31

EQUITY GROWTH FUND .....................................  34

INTERNATIONAL EQUITY FUND ..............................  37

MORE INFORMATION ABOUT RISK ............................  40

MORE INFORMATION ABOUT FUND INVESTMENTS ................  43

THE INVESTMENT ADVISOR, SUB-ADVISOR
      AND PORTFOLIO MANAGERS ...........................  44

PURCHASING, SELLING AND
      EXCHANGING FUND SHARES ...........................  46

DISTRIBUTION OF FUND SHARES ............................  52

DIVIDENDS AND DISTRIBUTIONS ............................  53

TAXES ..................................................  53

FINANCIAL HIGHLIGHTS ...................................  54

HOW TO OBTAIN MORE INFORMATION
      ABOUT THE PILLAR FUNDS .................... Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help each Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal.
The investment managers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a Money Market Fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The sensitivity of a Fund's net asset value to a change in the value of a single security depends upon what proportion the security is of the Fund's entire investment portfolio.


                                                                      PROSPECTUS

U.S. TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
Preserve principal value and maintain a high degree of liquidity while providing current income

INVESTMENT FOCUS
Money market instruments issued by the U.S. Treasury

SHARE PRICE VOLATILITY
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in short-term U.S. dollar-denominated obligations of the U.S. Treasury and repurchase agreements

INVESTOR PROFILE
Conservative investors who want to receive income through a liquid investment


INVESTMENT STRATEGY OF THE U.S. TREASURY SECURITIES MONEY MARKET FUND

The Fund invests exclusively in short-term U.S. dollar-denominated money market instruments issued by the U.S. Treasury and repurchase agreements that are fully collateralized by U.S. Treasury securities. The Fund will maintain an average dollar weighted maturity of 60 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Advisor's investment selection process seeks to increase the Fund's potential for current income through analysis of the available yields among the Fund's permitted investments and "positioning on the yield curve" -- that is, balancing the desire to earn attractive rates of interest with the need to maintain an appropriate maturity level. The Advisor actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS OF INVESTING IN THE U.S. TREASURY SECURITIES MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

[graphic omitted]
2  PROSPECTUS

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993   2.21%
1994   3.17%
1995   4.80%
1996   4.27%
1997   4.28%
1998   4.43%
1999   4.07%
2000   5.39%


            BEST QUARTER           WORST QUARTER
                1.41%                  0.53%
              (9/30/00)              (6/30/93)


CALL 1-800-932-7782 OR VISIT THE FUND'S WEBSITE www.pillarfunds.com FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000.

                                                   SINCE
CLASS A SHARES              1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
MONEY MARKET FUND           5.39%      4.49%      3.94%*
--------------------------------------------------------------------------------
* SINCE 4/1/92

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                CLASS A SHARES
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                 None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                  None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                             None
--------------------------------------------------------------------------------
Exchange Fee                                                         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                CLASS A SHARES
Management Fees                                                      .35%
Distribution and Service (12b-1) Fees                                .25%
Other Expenses                                                       .27%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 .87%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR           3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
     $89             $278            $482         $1,073


                                                                    PROSPECTUS 3

TAX-EXEMPT MONEY MARKET FUND

FUND SUMMARY


INVESTMENT GOAL
Preserve principal value and maintain a high degree of liquidity while providing current income that is exempt from federal income tax

INVESTMENT FOCUS
Tax-free money market instruments

SHARE PRICE VOLATILITY
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing substantially all of its assets in a well diversified portfolio of short-term municipal securities which pay interest that is exempt from federal income taxes

INVESTOR PROFILE
Conservative taxable investors who want to receive current income exempt from federal taxes through a liquid investment

INVESTMENT STRATEGY OF THE TAX-EXEMPT MONEY MARKET FUND

The Fund invests substantially all of its assets in a broad range of high quality short-term municipal money market instruments that pay interest that is exempt from federal income taxes. The issuers of these securities may be state and local governments and agencies located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund's portfolio will be well diversified among these issuers, and will be comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized rating organizations, or have been determined by the Advisor to be of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

The Advisor's investment selection process seeks to increase the Fund's potential for current income through a strategy that takes advantage of pricing inefficiencies that often occur in the market for municipal securities. The Advisor actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term municipal instruments and future interest rate predictions. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality of the issue through ongoing monitoring of the credit quality of each issuer and any person or company providing credit support.

PRINCIPAL RISKS OF INVESTING IN THE TAX-EXEMPT MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to theFund and affect its share price.


[graphic omitted]
4  PROSPECTUS

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.


[graphic omitted]
EDGAR representation of data points in printed graphic

1993   1.74%
1994   2.02%
1995   3.17%
1996   2.70%
1997   2.84%
1998   2.72%
1999   2.45%
2000   3.34%


            BEST QUARTER           WORST QUARTER
                0.87%                  0.38%
             (12/31/00)              (3/31/94)


CALL 1-800-932-7782 OR VISIT THE FUND'S WEBSITE www.pillarfunds.com FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000.

                                                   SINCE
CLASS A SHARES              1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
TAX-EXEMPT
MONEY MARKET FUND           3.34%      2.81%     2.58%*
--------------------------------------------------------------------------------
* SINCE 4/6/92

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                CLASS A SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                                     None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                   None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
Distributions (as a percentage of offering price)                      None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                        None
--------------------------------------------------------------------------------
Exchange Fee                                                           None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                CLASS A SHARES
Management Fees                                                       .35%
Distribution and Service (12b-1) Fees                                 .25%
Other Expenses                                                        .28%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  .88%


FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR         3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  $90            $281          $488          $1,084

                                                                    PROSPECTUS 5

PRIME OBLIGATION MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
Preserve principal value and maintain a high degree of liquidity while providing current income

INVESTMENT FOCUS
Money market instruments

SHARE PRICE VOLATILITY
Very low

PRINCIPAL INVESTMENT STRATEGY
Investing in a broad range of short-term high quality U.S. dollar-denominated debt securities

INVESTOR PROFILE
Conservative investors who want to receive current income through a liquid investment

INVESTMENT STRATEGY OF THE PRIME OBLIGATION MONEY MARKET FUND

The Fund invests in a broad range of high quality short-term U.S. dollar-denominated money market instruments, such as obligations of the U.S. Treasury; agencies and instrumentalities of the U.S. government; domestic and foreign banks; domestic and foreign corporations; supranational entities; and foreign governments. The Fund may also enter into fully collateralized repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the two highest categories by nationally recognized rating organizations or securities that the Advisor determines are of equal quality. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

The Advisor's investment selection process seeks to increase the Fund's potential for current income through (i) security selection; (ii) managing the Fund's mix of government, corporate and bank obligations; and (iii) "positioning on the yield curve" -- that is, balancing the desire to earn attractive rates of interest with the need to maintain an appropriate maturity level. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Advisor carefully evaluates and monitors the creditworthiness of each issuer and any person or company providing credit support.

PRINCIPAL RISKS OF INVESTING IN THE PRIME OBLIGATION MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

[graphic omitted]
6  PROSPECTUS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993   2.40%
1994   3.40%
1995   5.14%
1996   4.58%
1997   4.75%
1998   4.76%
1999   4.39%
2000   5.66%


            BEST QUARTER           WORST QUARTER
                1.47%                  0.58%
              (9/30/00)              (6/30/93)


CALL 1-800-932-7782 OR VISIT THE FUND'S WEBSITE www.pillarfunds.com FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000.

                                                   SINCE
CLASS A SHARES              1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
PRIME OBLIGATION
MONEY MARKET FUND           5.66%      4.83%      4.22%*
--------------------------------------------------------------------------------
* SINCE 4/1/92
                                                  SINCE
CLASS B SHARES                1 YEAR             INCEPTION
--------------------------------------------------------------------------------
PRIME OBLIGATION
MONEY MARKET FUND            -0.63%               2.91%*
--------------------------------------------------------------------------------
* SINCE 12/30/97


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)          None          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)*                          None          5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)          None          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)     None          None
--------------------------------------------------------------------------------
Exchange Fee                           None          None
--------------------------------------------------------------------------------

* CLASS B SHARES OF THE FUND MAY BE OBTAINED ONLY THROUGH EXCHANGES. THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Management Fees                       .35%           .35%
Distribution and Service
   (12b-1) Fees                       .25%          1.00%
Other Expenses                        .28%           .28%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses                           .88%          1.63%


FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."


                                                                   PROSPECTUS  7

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                     1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares        $ 90       $281    $  488      $1,084
Class B Shares        $716       $914    $1,087      $1,732

If you do not sell your shares at the end of the period:
                     1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares        $ 90       $281    $  488      $1,084
Class B Shares        $166       $514    $  887      $1,732

[graphic omitted]
8  PROSPECTUS

INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

FUND SUMMARY

INVESTMENT GOAL
Preserve principal value and maintain a high degree of liquidity while providing current income

INVESTMENT FOCUS
Intermediate-term fixed income obligations of the U.S. Treasury and U.S. government agencies

SHARE PRICE VOLATILITY
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of U.S. Treasury obligations and U.S. government agency obligations to attempt to maximize return while limiting risk

INVESTOR PROFILE
Conservative investors who want to receive income through a liquid investment

INVESTMENT STRATEGY OF THE INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

The Fund attempts to invest fully in fixed income obligations issued by the U.S. Treasury and U.S. government agencies. In selecting investments for the Fund, the Advisor analyzes current market conditions and anticipated changes in bond prices to attempt to obtain the highest possible yield with the least amount of risk. The Advisor actively manages the maturity of the Fund's portfolio and purchases securities with competitive yields in relation to other available securities which will mature in three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately three years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment, but in no event will it exceed ten years. The Advisor continually monitors the securities held by the Fund and may sell a security to adjust the maturity of the Fund or if better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government fixed income securities, may perform differently than mutual funds which focus on different fixed income market segments or other asset classes.

                                                                   PROSPECTUS  9

PERFORMANCE INFORMATION



The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993   7.94%
1994  -5.09%
1995  14.71%
1996   3.01%
1997   6.60%
1998   6.47%
1999  -1.18%
2000   9.23%


            BEST QUARTER           WORST QUARTER
                4.90%                 -3.20%
              (6/30/95)              (3/31/94)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                                                   SINCE
CLASS A SHARES              1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
INTERMEDIATE-TERM
GOVERNMENT
SECURITIES FUND              4.82%     3.91%      4.79%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS
INTERMEDIATE GOVERNMENT/
CREDIT INDEX                10.10%     6.11%      6.84%**
--------------------------------------------------------------------------------
* SINCE 4/1/92                              ** SINCE 4/30/92

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. TREASURY SECURITIES, U.S. GOVERNMENT AGENCY OBLIGATIONS, CORPORATE DEBT BACKED BY THE U.
S. GOVERNMENT, FIXED-RATE NONCONVERTIBLE CORPORATE DEBT SECURITIES, YANKEE BONDS AND NONCONVERTIBLE DEBT SECURITIES ISSUED BY OR GUARANTEED BY FOREIGN GOVERNMENTS AND AGENCIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT GRADE
(BBB) OR HIGHER, WITH MATURITIES OF 1 TO 10 YEARS.



FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                  CLASS A SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*                      4.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)                                         None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                        None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                   None
--------------------------------------------------------------------------------
Exchange Fee                                         None
--------------------------------------------------------------------------------

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING FUND SHARES."

[graphic omitted]
10  PROSPECTUS

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                                CLASS A SHARES
Management Fees                                      .60%
Distribution and Service (12b-1) Fees                .25%
Other Expenses                                       .48%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                1.33%


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND - CLASS A             1.05%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
    $530           $805           $1,100        $1,937


                                                                   PROSPECTUS 11

FIXED INCOME FUND

FUND SUMMARY

INVESTMENT GOAL
High level of total return, through current income and capital appreciation, consistent with preservation of capital

INVESTMENT FOCUS
Fixed income securities

SHARE PRICE VOLATILITY
Low

PRINCIPAL INVESTMENT STRATEGY
Investing in fixed income securities issued by the U.S. government and U.S. corporate debt obligations

INVESTOR PROFILE
Investors who seek a high level of total return consistent with the preservation of capital

INVESTMENT STRATEGY OF THE FIXED INCOME FUND

The Fund pursues its investment goal by investing primarily in U.S. Treasury and U.S. government agency obligations, including mortgage-backed securities, and corporate debt securities that are rated in one of the three highest ratings categories by a nationally recognized rating organization. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the Fund's investments will be weighted among the U.S. Treasury, government agency and corporate sectors. The Advisor conducts credit analysis of the corporate issues to find companies which may be poised for credit upgrades. In doing so, the Advisor considers not only the yields of particular issues, but also the potential for price appreciation due to improved credit standing of a security's issuer. The Advisor diversifies the Fund's investments in corporate debt among the major industry sectors. The Advisor continually monitors the sector weighting of the Fund and may sell a security when there is a fundamental change in a company's or sector's prospects or better investment opportunities become available. If a security's credit rating is downgraded, the Advisor will immediately review that security and take appropriate action, including the possible sale of that security. The Advisor may purchase securities with any stated remaining maturity, but under normal circumstances, the Fund will maintain a dollar weighted average maturity of less than 15 years. The Advisor may vary maturity if it believes interest rates will change in the future.

PRINCIPAL RISKS OF INVESTING IN THE FIXED INCOME FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently than other mutual funds which focus on different fixed income market segments or other asset classes.

[graphic omitted]
12  PROSPECTUS

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.

[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993   10.77%
1994   -5.90%
1995   17.36%
1996    2.68%
1997    7.41%
1998    7.54%
1999   -1.97%
2000   10.27%

            BEST QUARTER           WORST QUARTER
                5.86%                 -4.19%
              (6/30/95)              (3/31/94)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                                                   SINCE
CLASS A SHARES                1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
FIXED INCOME FUND              5.63%   4.18%      5.74%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS
INTERMEDIATE GOVERNMENT/
CREDIT INDEX                  10.10%   6.11%      6.84%**
--------------------------------------------------------------------------------
* SINCE 4/1/92                              ** SINCE 4/30/92
                                                  SINCE
CLASS B SHARES                 1 YEAR            INCEPTION
--------------------------------------------------------------------------------
FIXED INCOME FUND              3.82%             4.55%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS
INTERMEDIATE GOVERNMENT/
CREDIT INDEX                  10.10%             6.86%**
--------------------------------------------------------------------------------

* SINCE 5/16/97                             ** SINCE 5/31/97

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. TREASURY SECURITIES, U.S. GOVERNMENT AGENCY OBLIGATIONS, CORPORATE DEBT BACKED BY THE U.
S. GOVERNMENT, FIXED-RATE NONCONVERTIBLE CORPORATE DEBT SECURITIES, YANKEE BONDS AND NONCONVERTIBLE DEBT SECURITIES ISSUED BY OR GUARANTEED BY FOREIGN GOVERNMENTS AND AGENCIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT GRADE
(BBB) OR HIGHER, WITH MATURITIES OF 1 TO 10 YEARS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES   CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*        4.25%         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)**                        None          5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)         None          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)    None          None
--------------------------------------------------------------------------------
Exchange Fee                          None          None
--------------------------------------------------------------------------------

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES.
SEE "SELLING FUND SHARES."

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Management Fees                        .60%          .60%
Distribution and Service
   (12b-1) Fees                        .25%         1.00%
Other Expenses                         .30%          .30%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses                           1.15%         1.90%

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

FIXED INCOME FUND - CLASS A         1.05%

FIXED INCOME FUND - CLASS B         1.80%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR      3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $537       $  775    $1,031     $1,763
Class B Shares      $743       $  997    $1,226     $2,027

If you do not sell your shares at the end of the period:

                   1 YEAR      3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $537       $  775    $1,031     $1,763
Class B Shares      $193       $  597    $1,026     $2,027


[graphic omitted]
14  PROSPECTUS

PENNSYLVANIA MUNICIPAL SECURITIES FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both federal and Pennsylvania state income tax, consistent with preservation of capital

INVESTMENT FOCUS
Tax-free Pennsylvania municipal securities

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Invests in municipal obligations which pay interest that is exempt from both federal and Pennsylvania state income tax

INVESTOR PROFILE
Conservative taxable investors who want to receive current income exempt from federal and Pennsylvania state income tax and are willing to bear the risk of investing in a portfolio of securities affected by changes in economic conditions and governmental policies within Pennsylvania

INVESTMENT STRATEGY OF THE PENNSYLVANIA MUNICIPAL SECURITIES FUND

The Fund pursues its investment goal by investing substantially all of its assets in municipal securities that generate income exempt from federal and Pennsylvania state income taxes. These securities include securities of municipal issuers located in Pennsylvania, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund intends to invest as much of its assets as possible in securities that are not subject to federal taxes, but it may invest up to 20% of its total assets in taxable securities, including those subject to alternative minimum tax. The Fund's Advisor will purchase municipal securities rated in one of the three highest ratings categories by a nationally recognized rating organization and attempt to maintain an average weighted portfolio maturity of less than 15 years. In selecting securities for the Fund, the Advisor will consider each security's creditworthiness, yield relative to comparable issuers and maturities, appreciation potential and liquidity. The Advisor continually monitors the securities held by the Fund and may sell a security to adjust the maturity of the Fund or if better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE PENNSYLVANIA MUNICIPAL SECURITIES FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Pennsylvania subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund that does not have as great a concentration in Pennsylvania municipal obligations.

The Fund is also subject to the risk that Pennsylvania municipal debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.


                                                                  PROSPECTUS  15

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.

[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1994   -2.83%
1995   11.15%
1996    3.74%
1997    6.63%
1998    4.58%
1999   -7.32%
2000   13.06%


            BEST QUARTER           WORST QUARTER
                5.59%                 -3.37%
             (12/31/00)              (3/31/94)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX.

                                                      SINCE
CLASS A SHARES               1 YEAR      5 YEARS    INCEPTION
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL
SECURITIES FUND               9.64%       3.28%      3.70%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5-YEAR
MUNICIPAL BOND INDEX          7.70%       4.95%      5.21%**
--------------------------------------------------------------------------------

* SINCE 5/13/93                             ** SINCE 5/31/93

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX IS A WIDELY-RECOGNIZED INDEX OF INTERMEDIATE TERM INVESTMENT GRADE TAX-EXEMPT BONDS. THE INDEX INCLUDES GENERAL OBLIGATION BONDS, REVENUE BONDS, INSURED BONDS AND PREFUNDED BONDS WITH MATURITIES BETWEEN 4 AND 6 YEARS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                 CLASS A SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)*                                  3.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net asset value)           None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                         None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                    None
--------------------------------------------------------------------------------
Exchange Fee                                          None
--------------------------------------------------------------------------------
* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING
FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                                 CLASS A SHARES
Management Fees                                       .60%
Distribution and Service (12b-1) Fees                 .25%
Other Expenses                                        .41%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                 1.26%


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

PENNSYLVANIA MUNICIPAL SECURITIES FUND - CLASS A      1.05%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR         3 YEARS        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
      $425           $688           $971         $1,777


[graphic omitted]
16  PROSPECTUS

NEW JERSEY MUNICIPAL SECURITIES FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both federal and New Jersey state income tax, consistent with preservation of capital

INVESTMENT FOCUS
Tax-free New Jersey municipal securities

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Invests in municipal obligations which pay interest that is exempt from both federal and New Jersey state income tax

INVESTOR PROFILE
Conservative taxable investors who want to receive current income exempt from federal and New Jersey state income tax and are willing to bear the risk of investing in a portfolio of securities affected by changes in economic conditions and governmental policies within New Jersey

INVESTMENT STRATEGY OF THE NEW JERSEY MUNICIPAL SECURITIES FUND

The Fund pursues its investment goal by investing substantially all of its assets in municipal securities that generate income exempt from federal and New Jersey state income taxes. These securities include securities of municipal issuers located in New Jersey, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Fund intends to invest as much of its assets as possible in securities that are not subject to federal taxes, but it may invest up to 20% of its total assets in taxable securities, including those subject to alternative minimum tax. The Fund's Advisor will purchase municipal securities rated in one of the three highest ratings categories by a nationally recognized rating organization and attempt to maintain an average weighted portfolio maturity of less than 15 years. In selecting securities for the Fund, the Advisor will consider each security's creditworthiness, yield relative to comparable issuers and maturities, appreciation potential and liquidity. The Advisor continually monitors the securities held by the Fund and may sell a security to adjust the maturity of the Fund or if better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE
NEW JERSEY MUNICIPAL SECURITIES FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in New Jersey subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of New Jersey obligations than a mutual fund that does not have as great a concentration in New Jersey municipal obligations.

The Fund is also subject to the risk that New Jersey municipal debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

                                                                  PROSPECTUS  17

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993   10.09%
1994   -4.35%
1995   13.30%
1996    3.08%
1997    6.31%
1998    4.44%
1999   -1.87%
2000    8.55%


            BEST QUARTER           WORST QUARTER
                5.37%                 -4.62%
              (3/31/95)              (3/31/94)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION BOND INDEX.

                                                   SINCE
CLASS A SHARES              1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL
SECURITIES FUND             5.25%      3.42%     4.68%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5-YEAR
GENERAL OBLIGATION
BOND INDEX                   7.68%     5.04%     5.73%**
--------------------------------------------------------------------------------

* SINCE 5/4/92                              ** SINCE 5/31/92

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION BOND INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED INDEX OF INTERMEDIATE TERM INVESTMENT GRADE GENERAL OBLIGATION BONDS WITH MATURITIES BETWEEN 4 AND 6 YEARS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                 CLASS A SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)*                                   3.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net asset value)           None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)                         None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                    None
--------------------------------------------------------------------------------
Exchange Fee                                          None
--------------------------------------------------------------------------------
* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING
FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                                 CLASS A SHARES
Management Fees                                       .60%
Distribution and Service (12b-1) Fees                 .25%
Other Expenses                                        .34%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                 1.19%


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

NEW JERSEY MUNICIPAL SECURITIES FUND - CLASS A       1.05%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR         3 YEARS        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
      $418           $667           $935         $1,700


[graphic omitted]
18  PROSPECTUS

HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Maximize total return

INVESTMENT FOCUS
High yield fixed income securities ("junk bonds")

SHARE PRICE VOLATILITY
High

PRINCIPAL INVESTMENT STRATEGY
Investing the Fund's assets in another mutual fund with an identical investment objective

INVESTOR PROFILE
Investors who want the potential for high total return and who can tolerate the high risk of share price volatility

INVESTMENT STRATEGY OF THE HIGH YIELD BOND FUND

The Fund pursues its investment objective through what is sometimes called a "master-feeder" arrangement. The Fund invests substantially all of its assets in the SEI Institutional Managed Trust (SIMT) High Yield Bond Fund. As a result, the Fund has an indirect interest in all the securities owned by the SIMT Fund and the Fund's investment results will be the same as those of the SIMT Fund, adjusted for the Fund's expenses. The Advisor monitors the performance of the SIMT Fund and may choose to invest the Fund's assets in another mutual fund or manage the Fund directly if it determines that doing so would be in the best interest of the shareholders.

The SIMT Fund invests directly in a portfolio of fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The SIMT Fund's advisor chooses securities that offer a high current yield as well as total return potential. The SIMT Fund's securities are diversified as to issuers and industries. The SIMT Fund's average weighted maturity may vary, and generally will not exceed ten years, and there is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

The prices of the SIMT Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the SIMT Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund is also subject to the risk that its market segment, junk bonds, may underperform other fixed income market segments or the fixed income markets as a whole. In addition, because the Fund invests indirectly in junk bonds through another mutual fund, the Fund's investment returns depend not only on the performance of the SIMT Fund, but also may be lower than other mutual funds that pursue the same investment goal directly due to expenses deducted from Fund assets at both the master and feeder levels.


                                                                  PROSPECTUS  19

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1996   14.24%
1997   13.71%
1998    0.24%
1999    2.27%
2000   -8.75%


            BEST QUARTER           WORST QUARTER
                5.33%                 -5.83%
              (9/30/97)             (12/31/00)


THE PERFORMANCE FOR THE PERIODS PRIOR TO 9/1/98 REPRESENTS THE PERFORMANCE OF THE SIMT FUND ADJUSTED FOR THE EXPENSES OF THE FUND.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE CS FIRST BOSTON HIGH YIELD INDEX.

                                                   SINCE
CLASS A SHARES              1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND       -12.63%     3.07%      5.09%*
--------------------------------------------------------------------------------
CS FIRST BOSTON HIGH
YIELD INDEX                 -5.21%     4.52%      6.47%**
--------------------------------------------------------------------------------
* SINCE 1/11/95                             ** SINCE 1/31/95

                                                   SINCE
CLASS B SHARES              1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND       -13.93%     3.36%      5.47%*
--------------------------------------------------------------------------------
CS FIRST BOSTON HIGH
YIELD INDEX                 -5.21%     4.52%      6.47%**
--------------------------------------------------------------------------------

* SINCE 1/11/95                             ** SINCE 1/31/95

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE CS FIRST BOSTON HIGH YIELD INDEX IS AN UNMANAGED, TRADER PRICED PORTFOLIO CONSTRUCTED TO MIRROR THE PUBLIC HIGH YIELD DEBT MARKET. REVISIONS TO THE INDEX ARE EFFECTED WEEKLY.
THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*       4.25%          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)**                       None           5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)        None           None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)   None           None
--------------------------------------------------------------------------------
Exchange Fee                         None           None
--------------------------------------------------------------------------------

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."


[graphic omitted]
20  PROSPECTUS


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                CLASS A SHARES  CLASS B SHARES
 Management Fees                     1.09%         1.09%
 Distribution and Service
    (12b-1) Fees                      .25%         1.00%
 Other Expenses                      1.58%         1.58%
--------------------------------------------------------------------------------
 Total Annual Fund
    Operating Expenses               2.92%         3.67%


* THIS TABLE AND EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE SIMT FUND. THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR AND OTHER SERVICE PROVIDERS TO THE FUND WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR OR ANOTHER SERVICE PROVIDER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

HIGH YIELD BOND FUND - CLASS A      1.50%
HIGH YIELD BOND FUND - CLASS B      2.25%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR      3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $  707      $1,290    $1,897     $3,530
Class B Shares     $  919      $1,523    $2,097     $3,760

If you do not sell your shares at the end of the period:
                   1 YEAR      3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $  707      $1,290    $1,897     $3,530
Class B Shares     $  369      $1,123    $1,897     $3,760


                                                                  PROSPECTUS  21

BALANCED FUND

FUND SUMMARY

INVESTMENT GOAL
Growth of capital consistent with current income

INVESTMENT FOCUS
Common stocks and fixed income securities

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in a blended portfolio of equity and fixed income securities designed to help maximize the Fund's total return in both up and down markets

INVESTOR PROFILE
Investors who want total return, but who are unwilling to tolerate the price volatility of a fund thatinvests solely in equity securities

INVESTMENT STRATEGY OF THE BALANCED FUND

The Fund pursues its investment goal by investing primarily in a blended portfolio of U.S. common stocks and fixed income securities rated in one of the top three ratings categories by a nationally recognized rating organization. In selecting investments for the Fund, the Advisor purchases common stocks, as well as fixed income securities issued by the U.S. government and its agencies and instrumentalities and by U.S. corporations. The Advisor seeks to buy equity securities of companies that have consistently grown their earnings per share above the Standard & Poor's 500 Composite Index (S&P 500) earnings growth rate and are attractively priced relative to their growth prospects based on analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio). For the fixed income portion of the Fund, the Advisor conducts a top-down analysis of general economic conditions to determine how the Fund's investments will be weighted among the government and corporate sectors. The Advisor conducts credit analysis of the corporate issues it buys and diversifies the Fund's investments in corporate debt among the major industry sectors. The Advisor attempts to manage the Fund to minimize share price declines during falling equity markets by reallocating assets from equity investments to fixed income investments. The Advisor's allocation of investments between equity securities and fixed income securities is designed to maintain a portfolio which is not dependent on either the equity market or the fixed income market alone to produce total return. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects, in an effort to adjust the weighting of the Fund's investments in equity or fixed income securities, or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE BALANCED FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if


[graphic omitted]
22  PROSPECTUS
interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the Advisor's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities a during period of stock market appreciation may result in lower total return. In fact, since the Fund will always have a portion of its assets invested in fixed income securities, it may not perform as well during periods of stock market appreciation as funds that invest only in stocks.

The Fund is also subject to the risk that its investment approach, which blends equity and fixed income investments, may perform differently than other mutual funds which focus on a particular market segment or other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993    7.62%
1994   -4.87%
1995   27.53%
1996   13.39%
1997   19.46%
1998   18.33%
1999    9.04%
2000   -9.66%


            BEST QUARTER           WORST QUARTER
               16.89%                 -9.50%
             (12/31/98)              (9/30/98)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 COMPOSITE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX AND A 50/50 BLEND OF THOSE TWO INDICES.

                                                    SINCE
CLASS A SHARES              1 YEAR     5 YEARS    INCEPTION
--------------------------------------------------------------------------------
BALANCED FUND               -14.63%     8.34%      8.65%*
--------------------------------------------------------------------------------
S&P 500
COMPOSITE INDEX              -9.11%    18.33%     16.70%**
--------------------------------------------------------------------------------
LEHMAN BROTHERS
INTERMEDIATE
GOVERNMENT/
CREDIT INDEX                 10.10%     6.11%      6.84%**
--------------------------------------------------------------------------------
50/50 BLEND                   0.38%    12.41%     11.90%**
--------------------------------------------------------------------------------

* SINCE 4/1/92                              ** SINCE 4/30/92
                                                    SINCE
CLASS B SHARES                       1 YEAR       INCEPTION
--------------------------------------------------------------------------------
BALANCED FUND                       -15.18%        6.40%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE INDEX              -9.11%       14.70%**
--------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX              10.10%        6.86%**
--------------------------------------------------------------------------------
50/50 BLEND                           0.38%       11.13%**
--------------------------------------------------------------------------------

* SINCE 5/8/97                              ** SINCE 5/31/97

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 COMPOSITE INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. TREASURY SECURITIES, U.S. GOVERNMENT AGENCY OBLIGATIONS, CORPORATE DEBT BACKED BY THE U.
S. GOVERNMENT, FIXED-RATE NONCONVERTIBLE CORPORATE DEBT SECURITIES, YANKEE BONDS AND NONCONVERTIBLE DEBT SECURITIES ISSUED BY OR GUARANTEED BY FOREIGN GOVERNMENTS AND AGENCIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT GRADE
(BBB) OR HIGHER, WITH MATURITIES OF 1 TO 10 YEARS.

                                                                  PROSPECTUS  23

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                  CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*         5.50%         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)**                         None          5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)          None          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)     None          None
--------------------------------------------------------------------------------
Exchange Fee                           None          None
--------------------------------------------------------------------------------

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES.
SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                CLASS A SHARES CLASS B SHARES
Management Fees                       .75%          .75%
Distribution and Service
    (12b-1) Fees                      .25%         1.00%
Other Expenses                        .46%          .46%
--------------------------------------------------------------------------------
Total Annual Fund
    Operating Expenses               1.46%         2.21%


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

BALANCED FUND - CLASS A       1.25%
BALANCED FUND - CLASS B       2.00%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $690      $  986     $1,304      $2,200
Class B Shares     $774      $1,091     $1,385      $2,355

If you do not sell your shares at the end of the period:
                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $690       $986      $1,304      $2,200
Class B Shares     $224       $691      $1,185      $2,355


[graphic omitted]
24   PROSPECTUS

EQUITY INCOME FUND

FUND SUMMARY

INVESTMENT GOAL
Growth of capital consistent with an emphasis on current income

INVESTMENT FOCUS
Dividend-paying U.S. stocks

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks which have an above-average dividend yield relative to the S&P 500

INVESTOR PROFILE
Investors who want growth of capital and income and who can tolerate moderate share price volatility

INVESTMENT STRATEGY OF THE EQUITY INCOME FUND

The Fund pursues its investment goal by investing primarily in dividend-paying common stocks and other equity securities of established U.S. companies with large market capitalizations (in excess of $5 billion). The Fund invests in companies operating in a broad range of industries based on their ability to grow both earnings and dividends. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Advisor then conducts analysis of individual companies' historical earnings and dividend trends and chooses those companies that have historical dividend yields which are normally higher than the dividend yield of the average company in the S&P 500 or have the ability to grow their dividends in future years. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY INCOME FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization income stocks may underperform other segments of the equity market or the equity markets as a whole.


                                                                  PROSPECTUS  25

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993      9.94%
1994     -4.56%
1995     35.21%
1996     20.70%
1997     24.68%
1998     11.12%
1999      5.50%
2000      4.38%

            BEST QUARTER           WORST QUARTER
               13.84%                 -11.71%
             (12/31/98)              (9/30/98)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 COMPOSITE INDEX.

                                                    SINCE
CLASS A SHARES              1 YEAR     5 YEARS    INCEPTION
--------------------------------------------------------------------------------
EQUITY INCOME FUND           -1.39%    11.72%       12.01%*
--------------------------------------------------------------------------------
S&P 500
COMPOSITE INDEX              -9.11%    18.33%       16.70%**
--------------------------------------------------------------------------------

* SINCE 4/1/92                              ** SINCE 4/30/92
                                                    SINCE
CLASS B SHARES                 1 YEAR             INCEPTION
--------------------------------------------------------------------------------
EQUITY INCOME FUND              -1.95%             8.44%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE INDEX         -9.11%            14.70%**
--------------------------------------------------------------------------------

* SINCE 5/8/97                              ** SINCE 5/31/97


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 COMPOSITE INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*       5.50%          None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)**                None           5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)        None           None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)   None           None
--------------------------------------------------------------------------------
Exchange Fee                         None           None
--------------------------------------------------------------------------------

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."


[graphic omitted]
26       PROSPECTUS

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                CLASS A SHARES  CLASS B SHARES
Management Fees                       .75%          .75%
Distribution and Service
    (12b-1) Fees                      .25%         1.00%
Other Expenses                        .39%          .39%
--------------------------------------------------------------------------------
Total Annual Fund
    Operating Expenses               1.39%         2.14%

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

EQUITY INCOME FUND - CLASS A        1.25%
EQUITY INCOME FUND - CLASS B        2.00%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $684      $  966     $1,269      $2,127
Class B Shares     $767      $1,070     $1,349      $2,282

If you do not sell your shares at the end of the period:
                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $684      $  966     $1,269      $2,127
Class B Shares     $217      $  670     $1,149      $2,282


                                                                  PROSPECTUS  27

EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL
Investment results that correspond to the S&P 500

INVESTMENT FOCUS
Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing the Fund's assets in another mutual fund with an identical investment objective

INVESTOR PROFILE
Investors who want growth of capital and who can tolerate some share price volatility

INVESTMENT STRATEGY OF THE EQUITY INDEX FUND

The Fund pursues its investment objective through what is sometimes called a "master-feeder" arrangement. The Fund invests substantially all of its assets in the SEI Index Funds (SIF) S&P 500 Composite Index Fund, a separate mutual fund with the same investment objective. As a result, the Fund has an indirect interest in all of the securities owned by the SIF Fund and the Fund's investment results will be the same as those of the SIF Fund, adjusted for the Fund's expenses. The Advisor monitors the performance of the SIF Fund and may choose to invest the Fund's assets in another mutual fund or manage the Fund directly if it determines that doing so would be in the best interest of the shareholders.

The SIF Fund invests exclusively in securities listed in the S&P 500, which is comprised of 500 selected securities (mostly common stocks). The SIF Fund's ability to replicate the performance of the S&P 500 will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The SIF Fund's advisor makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). However, the SIF Fund's advisor may sell an investment if, in the judgment of the advisor, the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

PRINCIPAL RISKS OF INVESTING IN
THE EQUITY INDEX FUND

Since it purchases equity securities, the SIF Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the SIF Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the SIF Fund.

The Fund is also subject to the risk that its investment approach, which attempts to duplicate the performance of the S&P 500, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes. In addition, because the Fund indirectly attempts to match the performance of the S&P 500 through investing in another mutual fund, the Fund's investment returns depend not only on the performance of the SIF Fund, but also may be lower than other mutual funds that pursue the same investment goal directly due to expenses deducted from Fund assets at both the master and feeder levels. The SIF Fund may not be able to match the performance of the S&P 500.


[graphic omitted]
28  PROSPECTUS

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1991   29.20%
1992    6.75%
1993    9.20%
1994    0.40%
1995   36.55%
1996   21.90%
1997   32.90%
1998   21.67%
1999   19.27%
2000  -10.26%


            BEST QUARTER           WORST QUARTER
               19.38%                 -13.07%
             (12/31/98)              (9/30/98)


THE PERFORMANCE FOR THE PERIODS PRIOR TO 9/1/98 REPRESENTS THE PERFORMANCE OF THE SIF FUND ADJUSTED FOR THE EXPENSES OF THE FUND.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 COMPOSITE INDEX.

                                                    SINCE
CLASS A SHARES      1 YEAR    5 YEARS  10 YEARS   INCEPTION
--------------------------------------------------------------------------------
EQUITY INDEX
FUND                -15.22%   14.69%    15.14%    14.45%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE
INDEX                -9.11%   18.33%    17.45%    16.43%*
--------------------------------------------------------------------------------
* SINCE 7/31/85

                                                    SINCE
CLASS B SHARES      1 YEAR    5 YEARS   10 YEARS  INCEPTION
--------------------------------------------------------------------------------
EQUITY INDEX
FUND                -15.83%   15.46%    15.65%    14.77%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE
INDEX                -9.11%   18.33%    17.45%    16.43%*
--------------------------------------------------------------------------------

* SINCE 7/31/85

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 COMPOSITE INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*       5.50%          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)**                       None           5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and other Distributions
(as a percentage of offering price)  None           None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)   None           None
--------------------------------------------------------------------------------
Exchange Fee                         None           None
--------------------------------------------------------------------------------

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."


                                                                   PROSPECTUS 29

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                CLASS A SHARES CLASS B SHARES
Management Fees                       .78%          .78%
Distribution and Service
    (12b-1) Fees                      .25%         1.00%
Other Expenses                        .91%          .91%
--------------------------------------------------------------------------------
Total Annual Fund
    Operating Expenses               1.94%         2.69%


* THIS TABLE AND EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE SIF FUND. THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR AND OTHER SERVICE PROVIDERS TO THE FUND WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR OR ANOTHER SERVICE PROVIDER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

EQUITY INDEX FUND - CLASS A         1.05%
EQUITY INDEX FUND - CLASS B         1.80%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $  736     $1,126     $1,539      $2,690
Class B Shares    $  822     $1,235     $1,625      $2,841

If you do not sell your shares at the end of the period:

                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares    $  736     $1,126     $1,539      $2,690
Class B Shares    $  272     $  835     $1,425      $2,841


[graphic omitted]
30  PROSPECTUS

EQUITY VALUE FUND

FUND SUMMARY

INVESTMENT GOAL
Growth of capital and income

INVESTMENT FOCUS
Large capitalization U.S. common stocks which pay dividends

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks which have an above-average dividend yield relative to the S&P 500 and are undervalued by the market

INVESTOR PROFILE
Investors who want growth of capital and income who can tolerate some share price volatility

INVESTMENT STRATEGY OF THE EQUITY VALUE FUND

The Fund pursues its investment goal by investing primarily in dividend-paying common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments for the Fund, the Advisor seeks to buy companies that are fundamentally sound but have a market price which the Advisor believes is less than a company's intrinsic value relative to its growth prospects. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Advisor then conducts analysis of fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price to book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near-term. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING
IN THE EQUITY VALUE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.


                                                                  PROSPECTUS  31

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1993    5.85%
1994   -5.82%
1995   36.35%
1996   21.15%
1997   25.51%
1998   27.18%
1999   13.77%


            BEST QUARTER           WORST QUARTER
               22.52%                 -10.46%
             (12/31/98)              (9/30/98)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 COMPOSITE INDEX.

                                                    SINCE
CLASS A SHARES              1 YEAR     5 YEARS    INCEPTION
--------------------------------------------------------------------------------
EQUITY VALUE FUND             -8.47%   15.02%     13.15%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE
INDEX                         -9.11%   18.33%     16.70%**
--------------------------------------------------------------------------------

* SINCE 4/1/92                              ** SINCE 4/30/92
                                                    SINCE
CLASS B SHARES                 1 YEAR             INCEPTION
--------------------------------------------------------------------------------
EQUITY VALUE FUND                -8.91%           11.97%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE
INDEX                            -9.11%           14.70%**
--------------------------------------------------------------------------------

* SINCE 5/12/97                             ** SINCE 5/31/97

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 COMPOSITE INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*        5.50%         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)**                        None          5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)         None          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed,
if applicable)                        None          None
--------------------------------------------------------------------------------
Exchange Fee                          None          None
--------------------------------------------------------------------------------

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."


[graphic omitted]
32  PROSPECTUS

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                CLASS A SHARES CLASS B SHARES
Management Fees                       .75%          .75%
Distribution and Service
    (12b-1) Fees                      .25%         1.00%
Other Expenses                        .33%          .33%
--------------------------------------------------------------------------------
Total Annual Fund
    Operating Expenses               1.33%         2.08%

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

EQUITY VALUE FUND - CLASS A         1.25%
EQUITY VALUE FUND - CLASS B         2.00%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR     3 YEARS    5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $678      $  948     $1,239    $2,063
Class B Shares      $761      $1,052     $1,319    $2,219
If you do not sell your shares at the end of the period:

                   1 YEAR     3 YEARS    5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $678      $  948     $1,239    $2,063
Class B Shares      $211      $  652     $1,119    $2,219


                                                                  PROSPECTUS  33

EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Long-term growth of capital

INVESTMENT FOCUS
Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY
Medium

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks of established U.S. companies that demonstrate long-term earnings growth

INVESTOR PROFILE
Investors who seek growth of capital and are willing to bear the risk of investing in equity securities

INVESTMENT STRATEGY OF THE EQUITY GROWTH FUND

The Fund pursues its investment goal by investing primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments for the Fund, the Advisor seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Advisor's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Advisor then conducts analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value. The Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY GROWTH FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


[graphic omitted]
34  PROSPECTUS

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1998    30.69%
1999    49.12%
2000   -12.02%


              BEST QUARTER           WORST QUARTER
                 34.59%                 -17.55%
               (12/31/99)             (12/31/00)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE S&P 500 COMPOSITE INDEX.

                                                    SINCE
CLASS A SHARES                    1 YEAR          INCEPTION
--------------------------------------------------------------------------------
EQUITY GROWTH FUND                -16.84%         16.66%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE INDEX            -9.11%         15.79%**
--------------------------------------------------------------------------------

* SINCE 2/3/97                              ** SINCE 1/31/97
                                                    SINCE
CLASS B SHARES                    1 YEAR          INCEPTION
--------------------------------------------------------------------------------
EQUITY GROWTH FUND                -16.98%          17.47%*
--------------------------------------------------------------------------------
S&P 500 COMPOSITE INDEX            -9.11%          14.70%**
--------------------------------------------------------------------------------

* SINCE 5/21/97                             ** SINCE 5/31/97

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 COMPOSITE INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*        5.50%         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)**                        None          5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)         None          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)    None          None
--------------------------------------------------------------------------------
Exchange Fee                          None          None
--------------------------------------------------------------------------------

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING FUND SHARES."

**THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."


                                                                   PROSPECTUS 35

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
-------------------------------------------------------------------------------
                                CLASS A SHARES  CLASS B SHARES
Management Fees                       .75%          .75%
Distribution and Service
    (12b-1) Fees                      .25%         1.00%
Other Expenses                        .32%          .32%
-------------------------------------------------------------------------------
Total Annual Fund Operating
    Expenses                         1.32%         2.07%


* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR WAIVED A PORTION OF ITS FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS
FOLLOWS:

EQUITY GROWTH FUND - CLASS A        1.25%
EQUITY GROWTH FUND - CLASS B        2.00%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                   1 YEAR      3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $677       $  945    $1,234     $2,053
Class B Shares      $760       $1,049    $1,314     $2,208

If you do not sell your shares at the end of the period:
                   1 YEAR      3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $677        $945     $1,234     $2,053
Class B Shares      $210        $649     $1,114     $2,208


[graphic omitted]
36  PROSPECTUS

INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT FOCUS
Common stocks of medium to large sized companies in Europe and the Pacific basin

SHARE PRICE VOLATILITY
High

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks of companies that have a history of consistent growth and little or no debt

INVESTOR PROFILE
Investors who want capital appreciation, who are willing to accept the risks of international investing and who want to diversify their investments by investing overseas

INVESTMENT STRATEGY OF THE INTERNATIONAL EQUITY FUND

The Fund pursues its investment goal by investing primarily in common stocks of medium to large capitalization companies (in excess of $500 million) located in Europe and the Pacific basin countries, including Japan. The Advisor has engaged Oechsle International Advisors, LLC as sub-advisor (Sub-Advisor) to manage the Fund on a day-to-day basis. The Fund focuses on companies that have a history of consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Fund intends to be well diversified among industry sectors and have a low turnover ratio, generally holding its core positions for at least two years. The Sub-Advisor continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's or country's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE INTERNATIONAL EQUITY FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.


                                                                   PROSPECTUS 37

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

The Fund is also subject to the risk that its investment approach, which focuses on international equity securities, may underperform other mutual funds which invest in domestic equity market segments or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.

THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.


[graphic omitted]
EDGAR representation of data points in printed graphic as follows:

1996    10.88%
1997     0.00%
1998     8.69%
1999    45.09%
2000   -19.06%


            BEST QUARTER           WORST QUARTER
               31.79%                 -18.76%
             (12/31/99)              (9/30/98)


THE PERFORMANCE FOR THE PERIODS PRIOR TO 9/1/98 REPRESENTS THE PERFORMANCE OF THE FUND'S PREVIOUS SUB-ADVISORS.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 TO THOSE OF THE MORGAN STANLEY EAFE INDEX.

                                                    SINCE
CLASS A SHARES              1 YEAR     5 YEARS    INCEPTION
--------------------------------------------------------------------------------
INTERNATIONAL
EQUITY FUND                 -23.53%     6.00%      6.66%*
--------------------------------------------------------------------------------
MORGAN STANLEY
EAFE INDEX                  -14.17%     7.14%      7.57%**
--------------------------------------------------------------------------------

* SINCE 5/1/95                              ** SINCE 4/30/95
                                                    SINCE
CLASS B SHARES                    1 YEAR          INCEPTION
--------------------------------------------------------------------------------
INTERNATIONAL
EQUITY FUND                       -24.08%          4.80%*
--------------------------------------------------------------------------------
MORGAN STANLEY
EAFE INDEX                        -14.17%          6.73%**
--------------------------------------------------------------------------------

* SINCE 5/7/97                              ** SINCE 4/30/97

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISOR AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE MORGAN STANLEY EAFE INDEX IS A WIDELY-RECOGNIZED, MARKET CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF OVER 1,000 SECURITIES LISTED ON THE STOCK EXCHANGES IN EUROPE, AUSTRALIA AND THE FAR EAST.


[graphic omitted]
38  PROSPECTUS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                 CLASS A SHARES CLASS B SHARES
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*       5.50%           None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)**                       None            5.50%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)        None            None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)   None            None
--------------------------------------------------------------------------------
Exchange Fee                         None            None
--------------------------------------------------------------------------------

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL CLASS B SHARES WITHIN 1 YEAR OF YOUR PURCHASE AND DECREASES OVER TIME DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                               CLASS A SHARES  CLASS B SHARES
Management Fees                      1.00%         1.00%
Distribution and Service
    (12b-1) Fees                      .25%         1.00%
Other Expenses                        .60%          .60%
--------------------------------------------------------------------------------
Total Annual Fund Operating
    Expenses                         1.85%         2.60%

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISOR AND SUB-ADVISOR WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THE PROSPECTUS, BUT THE ADVISOR OR SUB-ADVISOR MAY DISCONTINUE ALL OR PART OF THIS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE EXPECTED TO BE AS FOLLOWS:

INTERNATIONAL EQUITY FUND - CLASS A         1.75%
INTERNATIONAL EQUITY FUND - CLASS B         2.50%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISOR AND SUB-ADVISOR" AND "DISTRIBUTION OF FUND SHARES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $728      $1,100     $1,496      $2,600
Class B Shares     $813      $1,208     $1,580      $2,752

If you do not sell your shares at the end of the period:
                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares     $728      $1,100     $1,496      $2,600
Class B Shares     $263      $  808     $1,380      $2,752


                                                                  PROSPECTUS  39

MORE INFORMATION ABOUT RISK

EQUITY RISK
BALANCED FUND
EQUITY INCOME FUND
EQUITY INDEX FUND
EQUITY VALUE FUND
EQUITY GROWTH FUND
INTERNATIONAL EQUITY FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
FIXED INCOME FUND
PENNSYLVANIA MUNICIPAL SECURITIES FUND
NEW JERSEY MUNICIPAL SECURITIES FUND
HIGH YIELD BOND FUND
BALANCED FUND

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


   - CALL RISK
     INTERMEDIATE-TERM GOVERNMENT
       SECURITIES FUND
     FIXED INCOME FUND
     PENNSYLVANIA MUNICIPAL SECURITIES FUND
     NEW JERSEY MUNICIPAL SECURITIES FUND
     HIGH YIELD BOND FUND
     BALANCED FUND
     During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.


   - CREDIT RISK
     INTERMEDIATE-TERM GOVERNMENT
       SECURITIES FUND
     FIXED INCOME FUND
     PENNSYLVANIA MUNICIPAL SECURITIES FUND
     NEW JERSEY MUNICIPAL SECURITIES FUND
     HIGH YIELD BOND FUND
     BALANCED FUND
     The possibility that an issuer will be unable to make timely payments of either principal or interest.


[graphic omitted]
40  PROSPECTUS

   - EVENT RISK
     INTERMEDIATE-TERM GOVERNMENT
       SECURITIES FUND
     FIXED INCOME FUND
     PENNSYLVANIA MUNICIPAL SECURITIES FUND
     NEW JERSEY MUNICIPAL SECURITIES FUND
     HIGH YIELD BOND FUND
     BALANCED FUND
     Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

   - HIGH-YIELD, LOWER-RATED SECURITIES
     HIGH YIELD BOND FUND
     High-yield, lower-rated securities (or "junk bonds") are subject to additional risks associated with investing in high-yield securities, including:

      - High-yield, lower-rated securities involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

      - The market for high-yield, lower-rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

      - Market prices for high-yield, lower-rated securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower-rated securities may move independently of interest rates and the overall bond market.

      - The market for high-yield, lower-rated securities may be adversely affected by legislative and regulatory developments.


   - MORTGAGE-BACKED SECURITIES
     FIXED INCOME FUND
     Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


                                                                   PROSPECTUS 41

MUNICIPAL ISSUER RISK
PENNSYLVANIA MUNICIPAL SECURITIES FUND
NEW JERSEY MUNICIPAL SECURITIES FUND

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, each Fund's concentration of investments in issuers located in a single state makes each Fund more susceptible to adverse political or economic developments affecting that state. Each Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

FOREIGN SECURITY RISK
INTERNATIONAL EQUITY FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

In addition to these risks, certain foreign securities may be subject to the following additional risk factors:


[graphic omitted]
42  PROSPECTUS

- CURRENCY RISK
  INTERNATIONAL EQUITY FUND
  Investments in foreign securities denominated in foreign currencies involve additional risks, including:

      - The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

      - A Fund may incur substantial costs in connection with conversions between various currencies.

      - A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

      - Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

TRACKING ERROR RISK
EQUITY INDEX FUND

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives (other than the Money Market Funds). A Fund will do so only if the Advisor or Sub-Advisor believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Fund will achieve its investment goal.


                                                                  PROSPECTUS  43

INVESTMENT ADVISOR
AND SUB-ADVISOR

The Investment Advisor makes investment decisions for each of the Funds, other than the International Equity Fund, and continuously reviews, supervises and administers the Funds' respective investment programs. The Advisor oversees the Sub-Advisor for the International Equity Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Advisor's adherence to its investment style. The Advisor pays the Sub-Advisor out of the Management Fees it receives (described below). The Advisor also monitors the performance of the SIMT Fund and the SIF Fund. The Board of Trustees of The Pillar Funds supervises the Advisor and Sub-Advisor and establishes policies that the Advisor and Sub-Advisor must follow in their management activities.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the Investment Advisor to the Funds. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston Financial Corporation ("FleetBoston") acquired Summit Bancorp and thereafter, Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of FleetBoston, succeeded Summit Bank as the Investment Advisor to the Funds. The Board of Trustees has approved an interim advisory agreement between The Pillar Funds and Fleet. Shareholders will have an opportunity to approve a permanent advisory agreement at a shareholder meeting to be held during the interim period. Fleet's address is 100 Federal Street, Boston, Massachusetts 02109. As of December 31, 2000, Fleet had approximately $99 billion in assets under management. Fleet and its predecessor, Summit Bank, are collectively referred to as the Advisor.

For the year ended December 31, 2000, the Advisor received advisory fees as a percentage of average daily net assets of:

 U.S. TREASURY SECURITIES
     MONEY MARKET FUND                        0.35%

 TAX-EXEMPT MONEY MARKET FUND                 0.35%

 PRIME OBLIGATION
     MONEY MARKET FUND                        0.35%

 INTERMEDIATE-TERM GOVERNMENT
     SECURITIES FUND                          0.32%

 FIXED INCOME FUND                            0.50%

 PENNSYLVANIA MUNICIPAL
     SECURITIES FUND                          0.39%

 NEW JERSEY MUNICIPAL
     SECURITIES FUND                          0.46%

 HIGH YIELD BOND FUND                         0.43%

 BALANCED FUND                                0.54%

 EQUITY INCOME FUND                           0.61%

 EQUITY INDEX FUND                            0.55%

 EQUITY VALUE FUND                            0.67%

 EQUITY GROWTH FUND                           0.68%

 INTERNATIONAL EQUITY FUND                    0.90%

As a result of the acquisition of Summit Bancorp by FleetBoston, the Board of Trustees has approved a change in sub-advisor for the International Equity Fund. As of April 2, 2001, Oechsle International Advisors, LLC ("Oechsle") now serves as the sub-advisor to the International Equity Fund. The Board of Trustees has approved an interim sub-advisory agreement between the Trust and Oechsle. Shareholders will have an opportunity to approve a permanent sub-advisory agreement at a shareholder meeting to be held during the interim period. Oechsle selects, buys and sells securities for the Fund under the supervision of the Advisor and the Board of Trustees of The Pillar Funds.


[graphic omitted]
44  PROSPECTUS

The address of Oechsle is One International Place, Boston, Massachusetts 02210. As of December 31, 2000, Oechsle had discretionary management authority over approximately $17.7 billion in assets. FleetBoston owns an interest in Oechsle.

Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA serve as portfolio managers of the International Equity Fund. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with Oechsle. He has been associated with Oechsle and its predecessor since 1986. Ms. Harris has been a portfolio manager with Oechsle and its predecessor since January 1995. Previously she was a portfolio manager and investment director for the State of Wisconsin Investment Board.

SEI Investments Management Corporation (SEI), One Freedom Valley Drive, Oaks, PA 19456, is the advisor of the SIMT Fund and has engaged Credit Suisse Asset Management (Credit Suisse) as sub-advisor to manage the SIMT Fund on a day-to-day basis. Credit Suisse selects, buys and sells securities for the SIMT Fund under the supervision of SEI and the SIMT Board of Trustees.

Richard J. Lindquist, C.F.A., serves as portfolio manager of the High Yield Bond Fund. Mr. Lindquist joined Credit Suisse in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management, and has had 16 years of investment management experience, all of which were with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America, where he managed high yield funds totaling approximately $1.3 billion. Prior to joining Prudential, Mr. Lindquist managed high yield funds at
T. Rowe Price.

World Asset Management (World) manages the SIF Fund on a day-to-day basis. World selects, buys and sells securities for the SIF Fund under the supervision of the SIF Board of Trustees.

All investment decisions for the SIF Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

PORTFOLIO MANAGERS

Charlene P. Palmer serves as a Vice President of the Advisor. She has managed the Pennsylvania Municipal Securities Fund since November, 1999 and the New Jersey Municipal Securities Fund since May, 1992. She joined the Advisor in 1981 and has managed investments for the Advisor for the past 19 years, with an emphasis on tax-exempt bonds.

Sarah Krieger serves as a Vice President of the Advisor. She has managed the Intermediate-Term Government Securities Fund since December, 1999. Prior to joining the Advisor in 1997, Ms. Krieger managed fixed income portfolios for Meredith, Martin & Kaye (MMK) during 1995 and 1996. Prior to joining MMK, Ms. Krieger served as a sales associate for Freeman Securities in 1994. She has more than 17 years of experience in the investment field.

Joseph Markovich serves as a Senior Vice President of the Advisor. He has managed the Fixed Income Fund since January, 1997. He joined the Advisor in 1985 and has managed investments for the Advisor for the past 16 years.

Edward Kasperavich serves as a Vice President of the Advisor. He has managed the Balanced Fund since January, 1997. He joined the Advisor in 1985 and has managed investments for the Advisor for the past 16 years.

Richard H. Caro serves as a Vice President of the Advisor. He has managed the Equity Income Fund since January, 1996. He joined the Advisor in 1983 and has managed investments for the Advisor for the past 16 years. He has more than 30 years of investment experience.

Fernando Garip serves as a Senior Vice President of the Advisor. He has managed the Equity Value Fund since January, 1996. He joined the Advisor in 1982 and has managed investments for the Advisor for the past 19 years.

Glen C. Corbitt serves as a Vice President of the Advisor. He has co-managed the Equity Growth Fund since April, 1999 and, effective June 15, 2000, he became the manager of the Fund. Prior to joining the Advisor in 1995, Mr. Corbitt served as an accountant for Rockefeller Financial Services.


                                                                  PROSPECTUS  45

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A and Class B Shares of the Funds.

The classes have different expenses and other characteristics.

CLASS A SHARES

- Front-end sales charge (except for the Money Market Funds)

- 12b-1 fees

- $1,000 minimum initial investment

CLASS B SHARES

- Contingent deferred sales charge

- Higher 12b-1 fees and shareholder servicing fees

- $1,000 minimum initial investment

- Automatic conversion to Class A Shares after 8 years

For some investors the minimum initial investment for Class A and Class B Shares may be lower.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

MAIL:
The Pillar Funds
P.O. Box 8523
Boston, MA 02266-8523

FOR OVERNIGHT DELIVERY:
The Pillar Funds
c/o Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171-2144

TELEPHONE:
1-800-932-7782

WIRE:
State Street Bank and Trust Company
ABA #01100028
For Credit To DDA Account #9905-150-0
For Further Credit To Account #
(insert your name and account number)

SHAREHOLDERS MUST CALL 1-800-932-7782 BEFORE WIRING FUNDS.

AUTOMATED CLEARING HOUSE (ACH):
Call 1-800-932-7782 to request a form to establish this option.

To purchase shares directly, complete and send in the enclosed application. If you need an application or have questions, please call 1-800-932-7782. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "The Pillar Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures which may be different from the procedures for investing


[graphic omitted]
46  PROSPECTUS
directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You also generally will have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and, for the Money Market Funds, the Federal Reserve are open for business (a Business Day).

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Each Fund (except the Money Market Funds) calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must generally receive your purchase order in proper form before 4:00 p.m., Eastern time.

Each Money Market Fund calculates its NAV once each Business Day at 3:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive both your order in proper form and federal funds (readily available funds) before 3:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price (except the Money Market Funds). If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Money Market Funds, a Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The International Equity Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot buy or sell Fund shares.

MINIMUM PURCHASES

To purchase Class A or Class B Shares for the first time, you must invest at least $1,000 in any Fund. Your subsequent investments in a Fund must be made in amounts of at least $100. A Fund may accept investments of smaller amounts for either class of shares at our discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class A or Class B Shares automatically through regular deductions from your account in amounts of at least $50 per month.

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load (except the Money Market Funds).


                                                                  PROSPECTUS  47

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:


INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
                   YOUR SALES CHARGE     YOUR SALES CHARGE
   IF YOUR         AS A PERCENTAGE OF    AS A PERCENTAGE OF
INVESTMENT IS:       OFFERING PRICE      YOUR NET INVESTMENT
--------------------------------------------------------------------------------
$0-99,999                 4.00%                 4.17%
$100,000-249,000          3.00%                 3.09%
$250,000-499,999          2.00%                 2.04%
$500,000-999,999          1.00%                 1.01%
$1,000,000                0.00%                 0.00%
and above*
FIXED INCOME FUND
HIGH YIELD BOND FUND
                   YOUR SALES CHARGE     YOUR SALES CHARGE
   IF YOUR         AS A PERCENTAGE OF    AS A PERCENTAGE OF
INVESTMENT IS:       OFFERING PRICE      YOUR NET INVESTMENT
--------------------------------------------------------------------------------
$0-99,999                 4.25%                 4.44%
$100,000-249,000          3.75%                 3.90%
$250,000-499,999          2.75%                 2.83%
$500,000-999,999          2.00%                 2.04%
$1,000,000                0.00%                 0.00%
and above*
PENNSYLVANIA MUNICIPAL SECURITIES FUND
NEW JERSEY MUNICIPAL SECURITIES FUND
                   YOUR SALES CHARGE     YOUR SALES CHARGE
   IF YOUR         AS A PERCENTAGE OF    AS A PERCENTAGE OF
INVESTMENT IS:       OFFERING PRICE      YOUR NET INVESTMENT
--------------------------------------------------------------------------------
$0-249,999                3.00%                 3.09%
$250,000-499,999          2.00%                 2.04%
$500,000-999,999          1.00%                 1.01%
$1,000,000                0.00%                 0.00%
and above*
BALANCED AND EQUITY FUNDS
                   YOUR SALES CHARGE     YOUR SALES CHARGE
   IF YOUR         AS A PERCENTAGE OF    AS A PERCENTAGE OF
INVESTMENT IS:       OFFERING PRICE      YOUR NET INVESTMENT
--------------------------------------------------------------------------------
$0-49,999                 5.50%                 5.82%
$50,000-99,999            4.75%                 4.99%
$100,000-249,999          3.75%                 3.90%
$250,000-499,999          2.75%                 2.83%
$500,000-999,999          2.00%                 2.04%
$1,000,000                0.00%                 0.00%
and above*

*PURCHASES OF $1,000,000 OR MORE DO NOT HAVE A SALES CHARGE.
HOWEVER, THE DISTRIBUTOR WILL CHARGE YOU A 1.00% CONTINGENT DEFERRED SALES CHARGE IF YOU REDEEM YOUR SHARES WITHIN 12 MONTHS FROM THE DATE YOU BOUGHT THEM.


WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares:

- issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which The Pillar Funds is a party;

- sold to dealers or brokers that have a sales arrangement with the Distributor, for their own account or for retirement plans for their employees;

- sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account;

- sold to present or retired employees of Fleet and its affiliates and/or the spouses of such employees;

-  sold to present employees of service providers to The Pillar Funds;

- sold to any qualified customer who has entered into an agreement with Fleet, its affiliates or correspondent banks;

- sold to present or retired Trustees of The Pillar Funds and their immediate families;

- sold to present or retired Directors of Fleet and its affiliates, and their immediate families;

- sold to beneficial owners of Class I Shares whose interests are converted into Class A Shares;


[graphic omitted]
48  PROSPECTUS

- purchased within 90 days of a redemption of Class A Shares of a non-money market fund (only to the amount of the redemption); or

- sold to 401(k) plans that have entered into service arrangements with Fleet, its affiliates or correspondent banks.


REPURCHASE OF CLASS A SHARES
You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. IN ADDITION, YOU MUST NOTIFY THE FUND WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

REDUCED SALES CHARGES - CLASS A SHARES
RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.


                                                                  PROSPECTUS  49

CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your shares within 7 years after your purchase, you will pay a contingent deferred sales charge as described in the table below for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund.

                           CONTINGENT DEFERRED SALES CHARGE
  YEAR SINCE                   AS A PERCENTAGE OF DOLLAR
   PURCHASE                    AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
     First                              5.50%
     Second                             5.00%
     Third                              4.00%
     Fourth                             3.00%
     Fifth                              2.00%
     Sixth                              1.00%
     Seventh                            0.00%
     Eighth                             0.00%

The contingent deferred sales charge will be waived if you sell your Class B Shares for the following reasons:

-  to make certain required withdrawals from a retirement plan (including IRAs);

-  because of death or disability;

- by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed (certain documentation may be required);

- on the redemption of shares originally purchased through a bank trust department, a registered investment advisor, or retirement plans who have made certain arrangements with the Distributor or any other financial institution, to the extent that no payments were advanced for purchases made through those institutions; or

- shareholders who automatically reinvest their dividends and distributions may redeem up to 10% of the value of their shares each year.


GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Advisor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. The Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.


[graphic omitted]
50  PROSPECTUS

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-800-932-7782.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $10,000 or more of your shares, or you would like your proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the NAV next determined after a Fund receives your request, less any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $2,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within one Business Day after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

HOW TO EXCHANGE YOUR SHARES

If you own your shares directly, you may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone.

You may also exchange shares through your financial institution or an investment professional by mail or telephone. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Fund for Class A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (i.e., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.


                                                                  PROSPECTUS  51

CLASS B SHARES

You may exchange Class B Shares of any Fund for Class B Shares of any other Fund. No contingent deferred sales charge is imposed on redemptions of Class B Shares you acquire in an exchange, including shares of the Prime Obligation Money Market Fund, provided you hold your shares for at least 7 years from the date of your initial purchase.

REDEMPTIONS IN KIND

A Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you might have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

CLASS A SHARES                                    0.25%

CLASS B SHARES                                    1.00%

The SIMT Fund has adopted a shareholder servicing plan under which its Class A shares may pay a shareholder servicing fee of up to 0.25% of average daily net assets. The SIF Fund has adopted a shareholder servicing plan under which its Class E shares may pay a shareholder servicing fee of up to 0.25% of average daily net assets. To the extent that a shareholder servicing fee is charged to either the SIMT Fund or the SIF Fund, the Distributor will waive a corresponding amount for the High Yield Bond Fund or the Equity Index Fund to limit the distribution and shareholder service fees to a total of 1.00%.

SHAREHOLDER PROMOTIONAL PROGRAMS

The Distributor may from time to time provide incentives in the form of cash or Fund shares to current or potential shareholders of The Pillar Funds. The Distributor or Fleet may terminate any promotional program at any time without prior notice. The Distributor will not be reimbursed by the Trust for any payment made pursuant to promotional offers.


[graphic omitted]
52  PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

U.S. TREASURY SECURITIES
     MONEY MARKET FUND                   MONTHLY
TAX-EXEMPT MONEY MARKET FUND
PRIME OBLIGATION
     MONEY MARKET FUND
INTERMEDIATE-TERM
     GOVERNMENT SECURITIES FUND
FIXED INCOME FUND
PENNSYLVANIA MUNICIPAL SECURITIES FUND
NEW JERSEY MUNICIPAL SECURITIES FUND
HIGH YIELD BOND FUND

BALANCED FUND                            QUARTERLY
EQUITY INCOME FUND
EQUITY INDEX FUND
EQUITY VALUE FUND
EQUITY GROWTH FUND

INTERNATIONAL EQUITY FUND                ANNUALLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing at least 30 days prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. If you invest through a broker or authorized institution, you may elect cash payment or cancel your election by contacting your broker or institution directly. Your broker or institution may have different requirements regarding the timing of your notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. GENERALLY, EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT.

The Tax-Exempt Money Market Fund intends to distribute federally tax-exempt income. The Pennsylvania Municipal Securities Fund intends to distribute income that is exempt from both federal taxes and Pennsylvania state taxes. The New Jersey Municipal Securities Fund intends to distribute income that is exempt from both federal taxes and New Jersey state taxes. Even though those Funds attempt to distribute tax-exempt income, the Funds may invest a portion of their assets in securities that generate taxable income for federal and/or state income taxes. Further, income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable.

The International Equity Fund may be able to pass through a tax credit for foreign income taxes it pays. The Fund will notify you if it gives you such credit.

MORE INFORMATION ABOUT TAXES IS IN OUR STATEMENT OF ADDITIONAL INFORMATION.


                                                                  PROSPECTUS  53

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A and Class B Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-932-7782.

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                         RATIO        RATIO OF   RATIO OF NET
                                                                                        OF NET       EXPENSES     INVESTMENT
           NET ASSET            DISTRIBUTIONS                                RATIO OF  INVESTMENT    TO AVERAGE    INCOME TO
             VALUE       NET      FROM NET  NET ASSET           NET ASSETS   EXPENSES    INCOME      NET ASSETS AVERAGE NET ASSETS
           BEGINNING INVESTMENT  INVESTMENT VALUE END   TOTAL     END OF    TO AVERAGE TO AVERAGE    (EXCLUDING   (EXCLUDING
           OF PERIOD   INCOME      INCOME   OF PERIOD  RETURN  PERIOD (000) NET ASSETS NET ASSETS     WAIVERS)     WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2000        $1.00      $0.05     $(0.05)     $1.00      5.39%  $176,621     0.87%         5.30%         0.87%        5.30%
1999         1.00       0.04      (0.04)      1.00      4.07    118,486     0.89          3.99          0.89         3.99
1998         1.00       0.04      (0.04)      1.00      4.43     68,327     0.88          4.28          0.88         4.28
1997         1.00       0.04      (0.04)      1.00      4.28     12,492     0.90          4.22          0.90         4.22
1996         1.00       0.04      (0.04)      1.00      4.27      3,503     0.90          4.19          0.90         4.19
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000        $1.00      $0.03     $(0.03)     $1.00      3.34%  $ 47,506     0.88%         3.32%         0.88%        3.32%
1999         1.00       0.02      (0.02)      1.00      2.45     25,511     0.86          2.44          0.90         2.40
1998         1.00       0.03      (0.03)      1.00      2.72     16,346     0.90          2.69          0.94         2.65
1997         1.00       0.03      (0.03)      1.00      2.84      8,509     0.90          2.82          0.92         2.80
1996         1.00       0.03      (0.03)      1.00      2.70      3,852     0.90          2.65          0.93         2.62
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000        $1.00      $0.06     $(0.06)     $1.00      5.66%  $  3,884     0.88%         5.52%         0.88%        5.52%
1999         1.00       0.04      (0.04)      1.00      4.39      3,507     0.89          4.29          0.89         4.29
1998         1.00       0.05      (0.05)      1.00      4.76      4,166     0.88          4.70          0.88         4.70
1997         1.00       0.05      (0.05)      1.00      4.75     17,514     0.90          4.67          0.91         4.66
1996         1.00       0.04      (0.04)      1.00      4.58     11,347     0.90          4.48          0.92         4.46

CLASS B
2000        $1.00      $0.05     $(0.05)     $1.00      4.87%  $  1,310     1.63%         4.77%         1.63%        4.77%
1999         1.00       0.04      (0.04)      1.00      3.61      1,735     1.63          3.79          1.63         3.79
1998         1.00       0.04      (0.04)      1.00      3.99        146     1.63          3.84          1.63         3.84
1997(1)      1.00      --         --          1.00      5.48         10     1.65          8.53          3.01         7.17
------------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED OPERATIONS ON DECEMBER 30, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


54  PROSPECTUS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                                                         RATIO
                                REALIZED AND                                                                            OF NET
           NET ASSET             UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF  INVESTMENT
             VALUE       NET      GAINS OR     FROM NET       FROM       NET ASSET             NET ASSETS    EXPENSES   INCOME
           BEGINNING INVESTMENT (LOSSES) ON   INVESTMENT     CAPITAL     VALUE END    TOTAL     END OF      TO AVERAGE TO AVERAGE
           OF PERIOD   INCOME    SECURITIES     INCOME         GAINS     OF PERIOD  RETURN(+)  PERIOD (000) NET ASSETS NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A

2000       $ 9.75     $0.51       $0.36        $(0.51)      $  --         $10.11     9.23%     $  821          1.05%     5.22%
1999        10.37      0.50       (0.62)        (0.50)         --           9.75    (1.18)        945          1.05      4.95
1998        10.26      0.54        0.11         (0.54)         --          10.37     6.47       1,253          1.05      5.19
1997        10.16      0.55        0.10         (0.55)         --          10.26     6.60       1,397          1.05      5.40
1996        10.37      0.52       (0.22)        (0.51)         --          10.16     3.01       2,578          1.05      5.01
----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000       $ 9.79     $0.54       $0.43        $(0.54)      $ --          $10.22    10.27%     $3,118          1.05%     5.49%
1999        10.51      0.52       (0.72)         0.52         --            9.79    (1.97)      3,794          1.05      5.10
1998        10.36      0.55        0.21         (0.55)     (0.06)          10.51     7.54       4,292          1.05      5.31
1997        10.20      0.57        0.16         (0.57)        --           10.36     7.41       4,526          1.05      5.60
1996        10.48      0.55       (0.28)        (0.55)        --           10.20     2.68       4,830          1.05      5.35
CLASS B
2000       $ 9.84     $0.47       $0.42        $(0.47)      $ --          $10.26     9.32%     $6,110          1.80%     4.74%
1999        10.55      0.45       (0.72)        (0.44)        --            9.84    (2.57)      7,678          1.80      4.35
1998        10.39      0.48        0.22         (0.48)     (0.06)          10.55     6.84       6,835          1.80      4.44
1997(1)     10.11      0.31        0.28         (0.31)        --           10.39     9.41       1,268          1.80      5.02
----------------------------------------------------------------------------------------------------------------------------------

               RATIO OF     RATIO OF NET
               EXPENSES      INVESTMENT
              TO AVERAGE      INCOME TO
              NET ASSETS  AVERAGE NET ASSETS
              (EXCLUDING     (EXCLUDING       PORTFOLIO
              WAIVERS AND    WAIVERS AND      TURNOVER
            REIMBURSEMENTS) REIMBURSEMENTS)      RATE
---------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
---------------------------------------------------------
CLASS A

2000          1.33%           4.94%           7.90%
1999          1.14            4.86           49.64
1998          1.22            5.02           43.42
1997          1.19            5.26           57.82
1996          1.12            4.94           40.60
---------------------------------------------------------
FIXED INCOME FUND
---------------------------------------------------------
CLASS A
2000          1.15%           5.39%          59.10%
1999          1.06            5.09           34.42
1998          1.16            5.20           58.30
1997          1.16            5.49           80.34
1996          1.17            5.23           40.56
CLASS B
2000          1.90%           4.64%          59.10%
1999          1.81            4.34           34.42
1998          1.91            4.33           58.30
1997(1)       1.86            4.96           80.34
---------------------------------------------------------

(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON MAY 16, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                                                                  PROSPECTUS  55

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                                                         RATIO
                                REALIZED AND                                                                            OF NET
           NET ASSET             UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF  INVESTMENT
             VALUE       NET      GAINS OR     FROM NET       FROM       NET ASSET             NET ASSETS    EXPENSES   INCOME
           BEGINNING INVESTMENT (LOSSES) ON   INVESTMENT     CAPITAL     VALUE END    TOTAL     END OF      TO AVERAGE TO AVERAGE
           OF PERIOD   INCOME    SECURITIES     INCOME        GAINS      OF PERIOD  RETURN(+)  PERIOD (000) NET ASSETS NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A

2000         $ 9.00    $0.40     $0.75         $(0.40)       $  --       $ 9.75      13.06%    $  314          1.05%     4.28%
1999          10.23     0.40     (1.13)         (0.40)       (0.10)        9.00      (7.32)       304          1.05      4.08
1998          10.38     0.42      0.05          (0.42)       (0.20)       10.23       4.58        433          1.05      4.03
1997          10.17     0.43      0.23          (0.43)       (0.02)       10.38       6.63        404          1.05      4.18
1996          10.22     0.42     (0.05)         (0.42)          --        10.17       3.74        344          0.94      4.19
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000         $10.22    $0.44     $0.41         $(0.44)       $  --       $10.63       8.55%   $ 8,846          1.05%     4.24%
1999          10.88     0.44     (0.63)         (0.44)       (0.03)       10.22      (1.87)    11,549          1.05      4.11
1998          10.89     0.44      0.03          (0.45)       (0.03)       10.88       4.44     16,706          1.05      4.15
1997          10.70     0.49      0.17          (0.47)          --        10.89       6.31     18,651          1.05      4.35
1996          10.79     0.41     (0.09)         (0.41)          --        10.70       3.08     20,247          0.92      3.88
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000         $ 9.44    $0.79    $(1.57)        $(0.77)       $  --       $ 7.89      (8.75)%  $   136          1.50%     8.73%
1999           9.98     0.79     (0.56)         (0.76)       (0.01)        9.44       2.27        207          1.41      8.17
1998(1)       10.00     0.17      0.01          (0.18)       (0.02)        9.98       1.79        103          1.50      7.00
CLASS B
2000         $ 9.43    $0.71    $(1.55)        $(0.71)       $  --       $ 7.88      (9.34)%  $ 4,043          2.25%     7.98%
1999           9.98     0.70     (0.55)         (0.69)       (0.01)        9.43       1.44      5,572          2.16      7.43
1998(1)       10.00     0.16        --          (0.16)       (0.02)        9.98       1.63      2,285          2.25      6.88
-----------------------------------------------------------------------------------------------------------------------------------

             RATIO OF     RATIO OF NET
             EXPENSES      INVESTMENT
            TO AVERAGE      INCOME TO
            NET ASSETS  AVERAGE NET ASSETS  PORTFOLIO
            (EXCLUDING     (EXCLUDING       TURNOVER
             WAIVERS)       WAIVERS)          RATE
-------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
-------------------------------------------------------
CLASS A
2000            1.27%         4.06%           22.57%
1999            1.12          4.01            43.19
1998            1.21          3.87            56.48
1997            1.21          4.02            71.89
1996            1.74          3.39            25.88
-------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
-------------------------------------------------------
CLASS A
2000            1.19%         4.10%            4.13%
1999            1.06          4.10             9.00
1998            1.17          4.03            17.55
1997            1.19          4.21            22.85
1996            1.18          3.62            13.93
-------------------------------------------------------
HIGH YIELD BOND FUND
-------------------------------------------------------
CLASS A
2000            1.79%         8.44%           28.10%*
1999            1.85          7.73            18.01
1998(1)         5.04          3.46             1.47
CLASS B
2000            2.54%         7.69%           28.10%*
1999            2.60          6.99            18.01
1998(1)         5.79          3.34             1.47
-------------------------------------------------------

* THE PORTFOLIO TURNOVER RATE FOR THE MASTER FUND, THE SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND PORTFOLIO, IS 43.51% FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2000.
(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON SEPTEMBER 10, 1998. ALL RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


[graphic omitted]
56  PROSPECTUS

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                                                         RATIO
                                REALIZED AND                                                                            OF NET
           NET ASSET             UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF  INVESTMENT
             VALUE       NET      GAINS OR     FROM NET       FROM       NET ASSET             NET ASSETS    EXPENSES   INCOME
           BEGINNING INVESTMENT (LOSSES) ON   INVESTMENT     CAPITAL     VALUE END    TOTAL     END OF      TO AVERAGE TO AVERAGE
           OF PERIOD   INCOME    SECURITIES     INCOME        GAINS      OF PERIOD  RETURN(+)  PERIOD (000) NET ASSETS NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A

2000       $14.94     $0.19       $(1.62)      $(0.19)       $   --      $13.32      (9.66)%   $ 8,181        1.25%     1.27%
1999        13.93      0.23         1.02        (0.22)        (0.02)      14.94       9.04      10,812        1.20      1.56
1998        12.02      0.23         1.95        (0.22)        (0.05)      13.93      18.33      11,352        1.05      1.81
1997        11.40      0.26         1.92        (0.29)        (1.27)      12.02      19.46       9,901        1.05      2.44
1996        12.07      0.43         1.17        (0.44)        (1.83)      11.40      13.39       9,095        1.05      3.43
CLASS B
2000       $14.83     $0.08       $(1.60)      $(0.08)       $   --      $13.23     (10.28)%   $30,936        2.00%     0.52%
1999        13.84      0.12         1.01        (0.12)        (0.02)      14.83       8.20      37,340        1.95      0.80
1998        11.97      0.15         1.92        (0.15)        (0.05)      13.84      17.40      22,811        1.80      1.02
1997(1)     11.93      0.15         1.34        (0.18)        (1.27)      11.97      19.45       4,487        1.80      1.23
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000       $14.54     $0.17        $0.46       $(0.16)       $(0.12)     $14.89       4.38%    $12,584        1.25%     1.12%
1999        14.01      0.18         0.59        (0.13)        (0.11)      14.54       5.50      17,772        1.19      1.21
1998        13.22      0.24         1.19        (0.25)        (0.39)      14.01      11.12      18,159        1.05      1.80
1997        13.35      0.29         2.94        (0.28)        (3.08)      13.22      24.68      16,686        1.05      2.05
1996        13.08      0.31         2.34        (0.29)        (2.09)      13.35      20.70      12,444        1.05      2.30
CLASS B
2000       $14.46     $0.04        $0.48       $(0.05)       $(0.12)     $14.81       3.55%    $15,942        2.00%     0.36%
1999        13.94      0.07         0.59        (0.03)        (0.11)      14.46       4.72      19,162        1.94      0.46
1998        13.17      0.17         1.15        (0.16)        (0.39)      13.94      10.29      18,907        1.80      1.07
1997(1)     14.34      0.15         1.94        (0.18)        (3.08)      13.17      22.87       7,862        1.80       .27
----------------------------------------------------------------------------------------------------------------------------------

            RATIO OF     RATIO OF NET
            EXPENSES      INVESTMENT
           TO AVERAGE      INCOME TO
           NET ASSETS  AVERAGE NET ASSETS  PORTFOLIO
           (EXCLUDING     (EXCLUDING       TURNOVER
            WAIVERS)       WAIVERS)          RATE
------------------------------------------------------
BALANCED FUND
------------------------------------------------------
CLASS A

2000         1.46%       1.06%           43.32%
1999         1.37        1.39            63.54
1998         1.43        1.43            43.77
1997         1.39        2.10            93.85
1996         1.36        3.12            43.80
CLASS B
2000         2.21%       0.31%           43.32%
1999         2.13        0.62            63.54
1998         2.18        0.64            43.77
1997(1)      2.28        0.75            93.85
------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------
CLASS A
2000         1.39%       0.98%           10.70%
1999         1.34        1.06            19.24
1998         1.36        1.49            40.30
1997         1.34        1.76            76.67
1996         1.34        2.01            85.47
CLASS B
2000         2.14%       0.22%           10.70%
1999         2.09        0.31            19.24
1998         2.11        0.76            40.30
1997(1)      2.13        0.94            76.67
------------------------------------------------------



(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON MAY 8, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                                                                  PROSPECTUS  57

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                REALIZED AND                                                                               RATIO
           NET ASSET     NET     UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF     OF NET
             VALUE   INVESTMENT   GAINS OR     FROM NET       FROM       NET ASSET             NET ASSETS    EXPENSES  INCOME (LOSS)
           BEGINNING   INCOME   (LOSSES) ON   INVESTMENT     CAPITAL     VALUE END    TOTAL     END OF      TO AVERAGE  TO AVERAGE
           OF PERIOD   (LOSS)    SECURITIES     INCOME        GAINS      OF PERIOD  RETURN(+)  PERIOD (000) NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2000       $14.20     $  --      $(1.45)       $  --        $(0.07)        $12.68   (10.26)%    $ 1,797       1.05%     (0.06)%
1999        11.93      0.04        2.26           --         (0.03)         14.20    19.27        1,511       1.05       0.29
1998(1)      9.92      0.02        2.02        (0.02)        (0.01)         11.93    20.59          482       1.05      (1.63)
CLASS B
2000       $14.12    $(0.09)     $(1.45)       $  --        $(0.07)        $12.51   (10.96)%    $23,204       1.80%     (0.83)%
1999        11.94     (0.02)       2.23           --         (0.03)         14.12    18.50       22,874       1.80      (0.43)
1998(2)      9.96      0.02        1.99        (0.02)        (0.01)         11.94    20.19        5,207       1.80      (1.51)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000       $17.87     $0.03      $(0.59)      $(0.02)       $(0.97)        $16.32    (3.14)%    $16,669       1.25%      0.16%
1999        15.91      0.04        2.15        (0.04)        (0.19)         17.87    13.77       20,025       1.19       0.22
1998        12.90      0.11        3.36        (0.09)        (0.37)         15.91    27.18       18,546       1.05       0.58
1997        13.35      0.15        3.20        (0.14)        (3.66)         12.90    25.51       13,923       1.05       0.98
1996        12.83      0.19        2.51        (0.18)        (2.00)         13.35    21.15       10,000       1.05       1.42
CLASS B
2000       $17.71    $(0.09)     $(0.59)      $   --        $(0.97)        $16.06    (3.92)%    $33,757       2.00%     (0.59)%
1999        15.85     (0.07)       2.12           --         (0.19)         17.71    12.95       34,744       1.95      (0.55)
1998        12.87      0.03        3.33        (0.01)        (0.37)         15.85    26.33       19,577       1.80      (0.18)
1997(3)     14.81      0.04        1.73        (0.05)        (3.66)         12.87    19.17*       5,072       1.80       0.09
------------------------------------------------------------------------------------------------------------------------------------

               RATIO OF     RATIO OF NET
               EXPENSES   INCOME (LOSS) TO
              TO AVERAGE      AVERAGE
              NET ASSETS     NET ASSETS   PORTFOLIO
              (EXCLUDING     (EXCLUDING    TURNOVER
               WAIVERS)       WAIVERS)       RATE
-----------------------------------------------------
EQUITY INDEX FUND
-----------------------------------------------------
CLASS A

2000            1.42%          (0.43)%       9.48%*
1999            1.65           (0.31)        2.14
1998(1)         4.21           (4.79)        9.35
CLASS B
2000            2.16%          (1.19)%       9.48%*
1999            2.39           (1.02)        2.14
1998(2)         4.96           (4.67)        9.35
-----------------------------------------------------
EQUITY VALUE FUND
-----------------------------------------------------
CLASS A
2000            1.32%           0.09%       22.00%
1999            1.31            0.10        18.58
1998            1.32            0.31        19.69
1997            1.31            0.72        80.24
1996            1.33            1.14        85.30
CLASS B
2000            2.08%          (0.67)%      22.00%
1999            2.06           (0.66)       18.58
1998            2.07           (0.45)       19.69
1997(3)         2.07           (0.18)       80.24
------------------------------------------------------

 * THE PORTFOLIO TURNOVER RATE FOR THE MASTER FUND, THE SEI INDEX FUNDS S&P 500 INDEX PORTFOLIO, IS 11.17% FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2000.
(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON SEPTEMBER 10, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON SEPTEMBER 8, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON MAY 12, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


[graphic omitted]
58  PROSPECTUS

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                                                          RATIO
                                REALIZED AND                                                                             OF NET
           NET ASSET     NET     UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS                                     RATIO OF   INVESTMENT
             VALUE   INVESTMENT   GAINS OR     FROM NET       FROM       NET ASSET             NET ASSETS    EXPENSES  INCOME (LOSS)
           BEGINNING   INCOME   (LOSSES) ON   INVESTMENT     CAPITAL     VALUE END    TOTAL     END OF      TO AVERAGE  TO AVERAGE
           OF PERIOD   (LOSS)    SECURITIES     INCOME        GAINS      OF PERIOD  RETURN(+)  PERIOD (000) NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

2000         $14.15    $  --      $(1.63)       $   --       $(1.41)       $11.11   (12.02)%     $7,869       1.25%      (0.55)%
1999          11.52    (0.07)       5.30            --        (2.60)        14.15    49.12        5,376       1.19       (0.56)
1998           9.25       --        2.73            --        (0.46)        11.52    30.69        3,634       1.05       (0.41)
1997(1)       10.00    (0.01)       1.24            --        (1.98)         9.25    14.13          432       1.05       (0.28)
CLASS B
2000         $13.86   $(0.05)     $(1.64)       $   --       $(1.41)       $10.76   (12.71)%    $43,206       2.00%      (1.30)%
1999          11.41    (0.10)       5.15            --        (2.60)        13.86    47.97       23,446       1.97       (1.32)
1998           9.18    (0.03)       2.72            --        (0.46)        11.41    30.47        6,061       1.80       (1.16)
1997(2)       10.41    (0.02)       0.77            --        (1.98)         9.18    13.01          357       1.80       (1.08)
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000         $16.25   $(0.19)     $(2.90)       $(0.04)      $(0.32)       $12.80   (19.06)%       $830       1.75%      (1.27)%
1999          11.20     0.08        4.97            --           --         16.25    45.09          691       1.75        0.07
1998          10.33     0.01        0.88         (0.01)       (0.01)        11.20     8.69          576       1.75        0.29
1997          11.22     0.05       (0.04)        (0.05)       (0.85)        10.33     0.00          665       1.75        0.70
1996          10.73     0.09        1.06         (0.04)       (0.62)        11.22    10.88          788       1.75        0.70
CLASS B
2000         $15.97   $(0.16)     $(2.98)       $(0.05)      $(0.32)       $12.46   (19.79)%     $3,555       2.50%      (2.09)%
1999          11.08     0.07        4.82            --           --         15.97    44.13          934       2.50       (0.55)
1998          10.30    (0.06)       0.86         (0.01)       (0.01)        11.08     7.84          312       2.50       (0.62)
1997(3)       11.45    (0.03)      (0.23)        (0.04)       (0.85)        10.30    (2.39)         118       2.50       (0.60)
------------------------------------------------------------------------------------------------------------------------------------

               RATIO OF     RATIO OF NET
               EXPENSES     INCOME (LOSS)
              TO AVERAGE     TO AVERAGE
              NET ASSETS     NET ASSETS   PORTFOLIO
              (EXCLUDING     (EXCLUDING    TURNOVER
               WAIVERS)       WAIVERS)       RATE
------------------------------------------------------
EQUITY GROWTH FUND
------------------------------------------------------
CLASS A

2000             1.33%        (0.63)%      79.70%
1999             1.31         (0.68)       65.40
1998             1.32         (0.68)       88.28
1997(1)          1.32         (0.55)      114.51
CLASS B
2000             2.08%        (1.38)%      79.70%
1999             2.07         (1.42)       65.40
1998             2.08         (1.44)       88.28
1997(2)          2.09         (1.37)      114.51
------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------
CLASS A
2000             1.85%        (1.37)%      58.73%
1999             2.00         (0.18)       37.62
1998             1.97          0.07       115.79
1997             1.95          0.50        71.22
1996             1.98          0.47        67.03
CLASS B
2000             2.59%        (2.18)%      58.73%
1999             2.77         (0.82)       37.62
1998             2.70         (0.82)      115.79
1997(3)          2.70         (0.80)       71.22
------------------------------------------------------


(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON FEBRUARY 3, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON MAY 21, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON MAY 7, 1997. ALL RATIOS INCLUDING TOTAL RETURN FOR THIS PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                                                                  PROSPECTUS  59

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Class A Shares of the SIMT High Yield Bond Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-342-5734.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30,

                                                                                                                        RATIO OF NET
                                                                                                              RATIO      INVESTMENT
                              NET REALIZED AND            DISTRIBUTIONS                                    OF EXPENSES     INCOME
           NET ASSET             UNREALIZED    DIVIDENDS      FROM                                         TO AVERAGE    TO AVERAGE
             VALUE       NET        GAINS      FROM NET     REALIZED     NET ASSETS          NET ASSETS    NET ASSETS    NET ASSETS
           BEGINNING INVESTMENT  (LOSSES) ON   INVESTMENT    CAPITAL        END      TOTAL     END OF      (EXCLUDING   (EXCLUDING
           OF PERIOD   INCOME    SECURITIES     INCOME        GAINS      OF PERIOD   RETURN  PERIOD (000)   WAIVERS)      WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
2000         $10.11    $0.96      $(0.96)     $(0.96)        $  --       $ 9.15     (0.09)%  $763,941           1.12%       9.65%
1999          10.81     1.02       (0.64)      (1.02)        (0.06)       10.11      3.51     507,218           0.89        9.58
1998          11.66     1.04       (0.75)      (1.04)        (0.10)       10.81      2.25     314,937           0.89        8.90
1997          11.14     1.04        0.57       (1.04)        (0.05)       11.66     15.30     236,457           0.91        9.28
1996          10.64     0.94        0.62       (1.03)        (0.03)       11.14     15.46     107,545           0.94        8.94
------------------------------------------------------------------------------------------------------------------------------------

                      RATIO OF
                         NET
           RATIO OF  INVESTMENT
           EXPENSES     INCOME    PORTFOLIO
          TO AVERAGE  TO AVERAGE  TURNOVER
          NET ASSETS  NET ASSETS    RATE
--------------------------------------------
HIGH YIELD BOND FUND
--------------------------------------------
CLASS A
2000         0.85%       9.92%       40%
1999         0.85        9.62        17
1998         0.85        8.94        56
1997         0.86        9.33        68
1996         0.87        9.01        55
--------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0


[graphic omitted]
60   PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Class E Shares of the SIF S&P 500 Index Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-342-5734.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31,

                                                                                                                            RATIO
                               NET REALIZED AND                                                                             OF NET
           NET ASSET             UNREALIZED    DIVIDENDS  DISTRIBUTIONS                                        RATIO     INVESTMENT
             VALUE       NET      GAINS OR     FROM NET       FROM       NET ASSET           NET ASSETS     OF EXPENSES    INCOME
           BEGINNING INVESTMENT  (LOSSES) ON   INVESTMENT    CAPITAL     VALUE END   TOTAL     END OF       TO AVERAGE   TO AVERAGE
           OF PERIOD   INCOME    SECURITIES     INCOME        GAINS      OF PERIOD   RETURN  PERIOD (000)   NET ASSETS   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 COMPOSITE INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS E+

2000       $40.23      $0.45     $ 6.62        $(0.45)       $(0.31)      $46.54    17.79%  $2,055,361        0.25%        1.07%
1999        34.77       0.57       5.68         (0.45)        (0.34)       40.23    18.29    1,606,449        0.25         1.26
1998        24.10       0.45      10.88         (0.45)        (0.21)       34.77    47.62    1,300,924        0.25         1.55
1997        20.88       0.46       3.54         (0.45)        (0.33)       24.10    19.46      835,889        0.25         2.03
1996        16.40       0.44       4.72         (0.37)        (0.31)       20.88    31.88      630,566        0.25         2.31
------------------------------------------------------------------------------------------------------------------------------------

                       RATIO OF NET
               RATIO    INVESTMENT
             OF EXPENSES   INCOME
            TO AVERAGE  TO AVERAGE
            NET ASSETS  NET ASSETS     PORTFOLIO
            (EXCLUDING  (EXCLUDING     TURNOVER
             WAIVERS)     WAIVERS)       RATE
--------------------------------------------------
S&P 500 COMPOSITE INDEX FUND
--------------------------------------------------
CLASS E+
2000            0.52%      0.80%          7%
1999            0.54       0.97           7
1998            0.54       1.26           4
1997            0.54       1.74           2
1996            0.35       2.21           3
---------------------------------------------------

(+) ON JULY 31, 1997 THE BOARD OF TRUSTEES APPROVED THE RENAMING OF THE CLASS A SHARES TO CLASS E SHARES.

                                                                  PROSPECTUS  61

                               [graphic omitted]
                                The Pillar Funds
                           YOUR INVESTMENT FOUNDATION

                               INVESTMENT ADVISOR
                         Fleet Investment Advisors Inc.
                               100 Federal Street
                           Boston, Massachusetts 02109

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about The Pillar Funds is available without charge through the following:

                    STATEMENT OF ADDITIONAL INFORMATION (SAI)
  The SAI dated April 30, 2001, includes detailed information about The Pillar
     Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS
    These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

      TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
                        BY TELEPHONE: Call 1-800-932-7782
                              BY MAIL: Write to us
                                The Pillar Funds
                                  P.O. Box 8523
                              Boston, MA 02266-8523
                        BY INTERNET: www.pillarfunds.com

     From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Pillar Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC
         (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by
    writing to: Securities and Exchange Commission, Public Reference Section,
               Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

    The Pillar Funds' Investment Company Act registration number is 811-6509.

    THE PILLAR FUNDS, PILLAR, THE STYLIZED "P" LOGO, PILLARFUNDS.COM AND YOUR INVESTMENT FOUNDATION ARE REGISTERED SERVICE MARKS OF FLEET NATIONAL BANK.
SUMMIT, SUMMIT BANK, SUMMIT BANCORP, SUMMIT FINANCIAL SERVICES GROUP AND REACH
    HIGHER ARE REGISTERED SERVICE MARKS OF FLEETBOSTON FINANCIAL CORPORATION.

PIL-F-025-05